UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

OPENTABLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34357	94-3374049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Market Street, 4th Floor, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 344-4200

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On December 14, 2011, Jeffrey Jordan tendered his resignation as the Company’s Executive Chairman, such resignation to be effective immediately.  Mr. Jordan will continue to serve as a member of the Company’s Board of Directors (the “Board”).

(e)                                  On December 14, 2011, the Compensation Committee of the Board (the “Compensation Committee”) approved the following adjustments to Mr. Jordan’s compensation commensurate with his continuing role as a director.  Pursuant to the terms of a letter agreement, dated December 19, 2011, by and between the Company and Mr. Jordan, Mr. Jordan’s unvested options with respect to 32,100 shares of the Company’s common stock terminated as of December 14, 2011.  Mr. Jordan’s vested options remain outstanding and exercisable in accordance with their terms based on his continued service as a member of the Board.

In connection with Mr. Jordan’s continued Board service, on December 14, 2011, the Compensation Committee granted Mr. Jordan an option to purchase 5,207 shares of the Company’s common stock, which represents the pro-rated portion of the 2011 annual non-employee director’s stock option grant pursuant to the Company’s 2009 Equity Incentive Award Plan (the “Plan”).  This option will fully vest and become exercisable on the date of the 2012 annual meeting of the stockholders of the Company (the “2012 Annual Meeting”), subject to Mr. Jordan’s continued service as a member of the Board.  Beginning on the date of the 2012 Annual Meeting, Mr. Jordan will be eligible to receive the full number of shares under the annual stock option grant made to non-employee members of the Board pursuant to the Plan.

The foregoing description of Mr. Jordan’s letter agreement is qualified in its entirety by the text of the agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.  Other Events.

On December 14, 2011, in conjunction with Mr. Jordan’s resignation as Executive Chairman, the Board appointed Thomas Layton as Chairman of the Board.

The information disclosed under Item 5.02 above is incorporated into this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Letter Agreement, dated December 19, 2011, by and between OpenTable, Inc. and Jeffrey Jordan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2011	OPENTABLE, INC.

	By:	/s/ I. Duncan Robertson
I. Duncan Robertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter Agreement, dated December 19, 2011, by and between OpenTable, Inc. and Jeffrey Jordan.